UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 16, 2009

DEPOMED, INC.

(Exact name of registrant as specified in its charter)

001-13111

(Commission File Number)

California	94-3229046
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

1360 O’Brien Drive, Menlo Park, California 94025

(Address of principal executive offices, with zip code)

(650) 462-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On December 16, 2009, Depomed, Inc. (the “Company”) held a meeting with the United States Food and Drug Administration (“FDA”) regarding the results of the Company’s Phase 3 trials evaluating its SeradaTM (extended release gabapentin tablets) product candidate for menopausal hot flashes.  Official FDA minutes for the meeting memorializing the FDA’s input regarding the completed Phase 3 trials and future clinical development of Serada for menopausal hot flashes are expected by mid-January 2010.  Accordingly, promptly following receipt of the FDA minutes for the meeting, the Company plans to comment on input received from the FDA and the Company’s future clinical development plans for Serada.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEPOMED, INC.

Date: December 22, 2009	By:	/s/ Matthew M. Gosling
Matthew M. Gosling
Vice President and General Counsel